Exhibit 10.34

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

Dated as of January 2, 2024

among

MONTROSE ENVIRONMENTAL GROUP, INC.,

as the Parent Borrower,

MONTROSE ENVIRONMENTAL GROUP LTD.,

as the Canadian Borrower,

CERTAIN SUBSIDIARIES OF THE PARENT BORROWER,

as the Guarantors,

BMO BANK N.A.,

as successor in interest to Bank of the West

as Administrative Agent, Swing Line Lender and L/C Issuer, immediately prior to giving effect to this Amendment,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer, immediately upon giving effect to this Amendment,

and

THE LENDERS

Exhibit 10.34

from time to time party hereto

BANK OF AMERICA, N.A.,

as Sole Bookrunner and Joint Lead Arranger

and

BMO BANK N.A.,

and CAPITAL ONE, NATIONAL ASSOCIATION,

as Joint Lead Arrangers

and

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

Exhibit 10.34

THIRD AMENDMENT TO CREDIT AGREEMENT AND

APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

This THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT (this “Amendment”) is entered into as of January 2, 2024, by and among MONTROSE ENVIRONMENTAL GROUP, INC., a Delaware corporation (the “Parent Borrower”), MONTROSE ENVIRONMENTAL GROUP LTD., a company incorporated under the laws of the Province of British Columbia (the “Canadian Borrower”; and together with the Parent Borrower, each, a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders (as defined below) party hereto (constituting Required Lenders as of the date hereof under the Credit Agreement (as defined below), the “Required Lenders”), BMO BANK N.A., as successor in interest to Bank of the West (“BMO”), as Administrative Agent, the L/C Issuer and the Swing Line Lender immediately prior to giving effect hereto, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent, the L/C Issuer and the Swing Line Lender upon giving effect to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors (as defined therein), each financial institution from time to time party thereto (collectively, the “Lenders” and individually each a “Lender”), BMO, as Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Credit Agreement, dated as of April 27, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of August 30, 2022, and that certain Second Amendment to Credit Agreement, dated as of May 26, 2023, and as may be further amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made and will make certain financial accommodations available to the Borrower; and

WHEREAS, pursuant to the Successor Agency Agreement, dated as of the date hereof, among BMO, Bank of America, and the Parent Borrower (the “Successor Agency Agreement”), BMO has given notice of its intention to resign as Administrative Agent, effective as of the date hereof; and

WHEREAS, (a) the Required Lenders desire to (i) appoint Bank of America as the successor Administrative Agent, effective as of the date hereof, and (ii) make certain other amendments to the Credit Agreement, and (b) the Parent Borrower desires to consent to the appointment of Bank of America as the successor Administrative Agent and the amendments to the Credit Agreement, in each case, subject to the terms and conditions set forth in this Amendment and the Successor Agency Agreement.

NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Resignation of Administrative Agent. The parties hereto acknowledge and agree that the Successor Agency Agreement shall constitute notice to the Lenders and the Parent Borrower by BMO in accordance with Section 10.09 of the Credit Agreement of its resignation as the Administrative Agent, effective as of the date hereof. The parties further acknowledge and agree that BMO hereby resigns as an L/C Issuer and the Swing Line Lender, effective as of the date hereof.
2.
Appointment of the Successor Administrative Agent.
(a)
Effective as of the date hereof, in accordance with Section 10.09 of the Credit Agreement, the Required Lenders hereby appoint Bank of America as the successor Administrative

Exhibit 10.34

Agent under the Credit Agreement and the other Loan Documents, all in accordance with the terms of Article X of the Credit Agreement and the Successor Agency Agreement.
(b)
It is acknowledged and agreed by each of the parties hereto that Bank of America, solely in succeeding to the position of Administrative Agent (exclusive of its capacity as a Lender hereunder), (i) has undertaken no analysis of the Collateral Documents or the Collateral and (ii) has made no determination as to (x) the validity, enforceability, effectiveness or priority of any Liens granted or purported to be granted pursuant to the Collateral Documents or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Collateral Documents. Bank of America shall be entitled to assume that, as of the date hereof, all Liens purported to be granted pursuant to the Collateral Documents are valid and perfected Liens having the priority intended by the Secured Parties. In addition, the Lenders hereby agree that Bank of America shall have no liability for failing to have any of the Collateral Documents or other Loan Documents assigned to them as Administrative Agent.
3.
Amendments to Credit Agreement. Effective as of the date of this Agreement, the Credit Agreement shall be amended as follows:
(a)
The following defined terms are hereby added to Section 1.1 of the Credit Agreement, in appropriate alphabetical order:

“Autoborrow Agreement” has the meaning specified in Section 2.04(g). Any Autoborrow Agreement shall be a Loan Document.

“Bank of America” means Bank of America, N.A.

“Third Amendment” means the Third Amendment to Credit Agreement and Appointment of Successor Administrative Agent, dated as of the Third Amendment Effective Date, among the Borrowers, the Guarantors party thereto, the Lenders party thereto, BMO Bank N.A., as successor in interest to Bank of the West, in its capacity as the resigning Administrative Agent and Bank of America, in its capacity as the successor Administrative Agent.

“Third Amendment Effective Date” means January 2, 2024.

(b)
The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as set forth below:

“Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) (as successor Administrative Agent appointed pursuant to the Third Amendment), in its capacity as administrative agent under any of the Loan Documents, and any successor administrative agent.

“Arrangers” means BofA, BMO Bank N.A., and Capital One, in their capacities as joint lead arrangers.

“Base Rate” means, for any day, a floating interest rate per annum equal to the highest of (a) the rate of interest from time to time announced by the Administrative Agent at its principal office as its prime commercial lending rate (it being understood that such prime commercial rate is a reference rate and does not necessarily represent the lowest or best rate being charged by the

Exhibit 10.34

Administrative Agent to any customer and such rate is set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors), (b) the sum of one half of one percent (0.50%) per annum and the Federal Funds Rate and (c) the sum of (x) the Adjusted Term SOFR calculated for each such day based on an Interest Period of one month determined two (2) Business Days prior to such day (giving effect to the minimum Adjusted Term SOFR of 0.00% per annum), plus (y) one percent (1.00%) per annum, in each instance, as of such day. Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the Administrative Agent’s prime commercial lending rate, the Federal Funds Rate or Adjusted Term SOFR for an Interest Period of one (1) month; provided that if Base Rate as so determined shall ever be less than the one percent (1.00%), then Base Rate shall be deemed to be one percent (1.00%).

“Fee Letter” means one or all of, as the context may require, (i) the Fee Letter, dated as of the Closing Date (the “BMO Letter”), between the Parent Borrower and BMO Bank N.A., as successor in interest to Bank of the West, in its capacity as the Administrative Agent prior to the Third Amendment Effective Date, (ii) the Fee Letter, dated as of December 15, 2023, between the Parent Borrower and BMO Bank N.A., as successor in interest to Bank of the West, in its capacity as the Administrative Agent prior to the Third Amendment Effective Date, and (iii) the Fee Letter, dated as of the Third Amendment Effective Date, between the Parent Borrower and Bank of America, in its capacity as Administrative Agent. The parties acknowledge and agree that the BMO Letter has terminated on the Third Amendment Effective Date.

“L/C Issuer” means Bank of America, or any Lender or an Affiliate thereof or a bank or other legally authorized Person, in each case, that agrees to issue Letters of Credit hereunder and is reasonably acceptable to Administrative Agent, in such Person’s capacity as an issuer of Letters of Credit hereunder.

“Swing Line Lender” means, each in its capacity as Swing Line Lender hereunder, Bank of America or, upon the resignation of Bank of America as Administrative Agent hereunder, any Lender (or Affiliate or Approved Fund of any Lender) that agrees, with the approval of Administrative Agent (or, if there is no such successor Administrative Agent, the Required Lenders) and the Parent Borrower, to act as the Swing Line Lender hereunder.

“Swing Line Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $20,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(c)
The defined terms “Master Agreement for Documentary Letters of Credit” and “Master Agreement for Standby Letters of Credit”, and all uses thereof in the Credit Agreement, are hereby deleted.
(d)
Section 1.09 of the Credit Agreement is hereby amended in its entirety as follows:

1.09 Additional Alternative Currencies.

(a) The Parent Borrower may from time to time request that Revolving Loans be made and/or Letters of Credit be issued in a currency other

Exhibit 10.34

than Dollars and those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Revolving Loans, such request shall be subject to the approval of the Administrative Agent and each Lender with a Revolving Commitment; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuers.

(b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuers, in its or their sole discretion). In the case of any such request pertaining to Revolving Loans, the Administrative Agent shall promptly notify each Lender with a Revolving Commitment thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify each L/C Issuer thereof. Each Lender with a Revolving Commitment (in the case of any such request pertaining to Revolving Loans) or each L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Revolving Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c) Any failure by a Lender or a L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or L/C Issuer, as the case may be, to permit Revolving Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the applicable Lenders consent to making Revolving Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Parent Borrower and (i) the Administrative Agent and such Lenders may amend this Agreement to the extent necessary to add the applicable interest rate for such currency and any applicable adjustment for such rate and (ii) to the extent this Agreement has been so amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any borrowings of Revolving Loans. If the Administrative Agent and each L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Parent Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.09, the Administrative Agent shall promptly so notify the Parent Borrower.

(e)
A new Sections 2.04(g) is hereby added of the Credit Agreement as follows:

(g) Autoborrow Arrangement. In order to facilitate the borrowing of Swing Line Loans, the Parent Borrower and the Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an autoborrow

Exhibit 10.34

arrangement in form and substance satisfactory to the Swing Line Lender and the Administrative Agent (the “Autoborrow Agreement”) providing for the automatic advance by the Swing Line Lender of Swing Line Loans under the conditions set forth in the Autoborrow Agreement, subject to the conditions set forth herein. At any time an Autoborrow Agreement is in effect, advances under the Autoborrow Agreement shall be deemed Swing Line Loans for all purposes hereof, except that Borrowings and prepayments of Swing Line Loans under the Autoborrow Agreement shall be made in accordance with the Autoborrow Agreement (and for the avoidance of doubt, the provisions of Sections 2.04(b) and 2.05(a)(ii) with respect to minimum and incremental Borrowing and prepayment amounts, and other requirements for Swing Lien Loans, shall not apply); provided that any automatic advance made by Bank of America in reliance of the Autoborrow Agreement shall be deemed a Swing Line Loan as of the time such automatic advance is made notwithstanding any provision in the Autoborrow Agreement to the contrary. For purposes of determining the Total Revolving Outstandings at any time during which an Autoborrow Agreement is in effect (other than for purposes of calculating Commitment Fees), the Outstanding Amount of all Swing Line Loans shall be deemed to be the amount of the Swing Line Sublimit. For purposes of any Swing Line Borrowing pursuant to the Autoborrow Agreement, all references to Bank of America in the Autoborrow Agreement shall be deemed to be a reference to Bank of America, in its capacity as Swing Line Lender hereunder.

(f)
Section 2.08(a)(iv) of the Credit Agreement is hereby amended in its entirety as follows:

(iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date, at a rate per annum equal to the Base Rate plus the Applicable Rate (or with respect to any Swing Line Loan advanced pursuant to an Autoborrow Agreement, such other rate as separately agreed in writing between the Parent Borrower and the Swing Line Lender).

(g)
The last sentence of Section 3.09(a) of the Credit Agreement is hereby deleted.
(h)
Clause (1)(b) in the definition of “Canadian Benchmark Replacement” in Section 3.09 of the Credit Agreement is hereby deleted and replaced with “[reserved].”.
(i)
The defined term “Daily Compounded CORRA” in Section 3.09 of the Credit Agreement is hereby deleted.
(j)
All references to “Bank of the West” in Section 2.02(d), Section 2.14(b) and Article X of the Credit Agreement are hereby deleted and replaced with “Bank of America”.
(k)
Bank of America, in its capacity as Administrative Agent, L/C Issuer and Swing Line Lender hereby specifies that all notices to the Administrative Agent under Section 11.02 of the Credit Agreement shall be given to the address and other contact information set forth on Annex I to this Amendment.
4.
Representations and Warranties. The Borrowers represent that each of the representations and warranties set forth in the Credit Agreement are true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or

Exhibit 10.34

warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.
5.
Default; Event of Default. The Borrowers represent that both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, or would result therefrom.
6.
Conditions to Effectiveness. This Amendment shall become effective as of the date (such date, the “Third Amendment Effective Date”) when, and only when, the Administrative Agent shall have received the following, in form and substance satisfactory to the Administrative Agent:
(a)
counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent; and
(b)
all fees and expenses due in accordance with this Amendment and under the other Loan Documents required to have been paid on or prior to the effectiveness of this Amendment.
7.
Reaffirmation. By executing and delivering a counterpart hereof, (i) each Loan Party hereby agrees that, as of the Third Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, all Secured Obligations shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof; (ii) each Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this Amendment, as of the Third Amendment Effective Date and after giving effect thereto, the Collateral Documents continue to be in full force and effect, (B) agrees that, as of the Third Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Collateral Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for the Secured Obligations, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Collateral Documents and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Amendment and the transactions contemplated hereby, including its guarantee of the Secured Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Secured Obligations, all as provided in the Collateral Documents (as modified hereby), and acknowledges and agrees that, as of the Third Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Secured Obligations, in each case after giving effect to this Amendment; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.
8.
No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above and in the Annexes, operate as a waiver of any right, power or remedy of the Administrative Agent, Lenders, Swing Line Lender or L/C Issuer under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.
9.
Governing Law; Jurisdiction; Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER

Exhibit 10.34

JURISDICTION. Furthermore, each party hereto agrees that the provisions of Section 11.14 and Section 11.15 are incorporated herein by reference mutatis mutandis as if originally set forth herein.
10.
No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
11.
Costs and Expenses. The Parent Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of BMO (in its capacity as the Administrative Agent prior to giving effect to this Amendment) and Bank of America (in its capacity as the Administrative Agent upon giving effect to this Amendment) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment as required under Section 10.08 of the Credit Agreement.
12.
Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
13.
Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns.
14.
Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto. For the avoidance of doubt, this Amendment shall constitute a Loan Document.
15.
BMO Letter. The parties to the BMO Letter agree that the BMO Letter has terminated on the date hereof.

[SIGNATURE PAGES FOLLOWS]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

MONTROSE ENVIRONMENTAL GROUP, INC.

a Delaware corporation

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Chief Financial Officer

MONTROSE ENVIRONMENTAL GROUP LTD.

a company amalgamated under the laws of the Province of British

Columbia

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Treasurer

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

GUARANTORS:

ANALYTICAL ENVIRONMENTAL SERVICES

a California corporation

ADVANCED GEOSERVICES CORP.

a Pennsylvania corporation

ENTHALPY ANALYTICAL, LLC

a Delaware limited liability company

ENVIRONMENTAL PLANNING SPECIALISTS, INC.

a Georgia corporation

ES ENGINEERING SERVICES, LLC

a Delaware limited liability company

FRS ENVIRONMENTAL REMEDIATION, INC.

a Florida corporation

LEYMASTER ENVIRONMENTAL CONSULTING, LLC

a California limited liability company

MONTROSE AIR QUALITY SERVICES, LLC

a Delaware limited liability company

MONTROSE WATER AND SUSTAINABILITY SERVICES, INC.

a Delaware corporation

PARS ENVIRONMENTAL, INC.

a New Jersey corporation

MONTROSE PLANNING & PERMITTING, LLC

a Delaware limited liability company

MONTROSE WASTE-TO-RESOURCES, LLC

a Delaware limited liability company

EMERGING COMPOUNDS TREATMENT TECHNOLOGIES, INC.

a Massachusetts corporation

MONTROSE FOREIGN HOLDINGS, INC.

a Delaware corporation

THE CENTER FOR TOXICOLOGY AND ENVIRONMENTAL HEALTH, L.L.C.

an Arkansas limited liability company

MSE GROUP, LLC

a Texas limited liability company

SENSIBLEIOT, LLC

a California limited liability company

ENVIRONMENTAL INTELLIGENCE, LLC

a California limited liability company

HORIZON WATER AND ENVIRONMENT, LLC

a California limited liability company

TRIAD ENVIRONMENTAL CONSULTANTS, INC.

a Tennessee corporation

AIRKINETICS, INC.

a California corporation

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Treasurer

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

MONTROSE MEASUREMENTS AND ANALYTICS, LLC

a Delaware limited liability company

MONTROSE SERVICES, LLC

a Delaware limited liability company

By: Montrose Environmental Group, Inc.

Its: Member

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Chief Financial Officer

CTEH LEASING, L.L.C.

an Arkansas limited liability company

CTEH PROPERTIES, L.L.C.

an Arkansas limited liability company

CTEH GOVERNMENT SERVICES, LLC

an Arkansas limited liability company

CTEH IT SERVICES, LLC

an Arkansas limited liability company

By: The Center for Toxicology and Environmental Health, L.L.C.

Its: Member

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Treasurer

ENTHALPY CSV, INC.

a California corporation

By: /s/ Jose Revuelta

Name: Jose Revuelta

Title: Secretary and Treasurer

MATRIX SOLUTIONS INC.

an Alberta corporation

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Chief Financial Officer

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

MONTROSE ENVIRONMENTAL SOLUTIONS, INC.

a Delaware corporation

HUCO CONSULTING INC.

a Texas corporation

ENVIRONMENTAL ALLIANCE, INC.

a Delaware corporation

ENVIRONMENTAL STANDARDS, INC.

a Pennsylvania corporation

By: /s/ Allan Dicks

Name: Allan Dicks

Title: Treasurer

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

ADMINISTRATIVE AGENT,
prior to giving effect to this Amendment:

BMO BANK N.A.,

as successor in interest to Bank of the West

By: /s/ Brian Dosher

Name: Brian Dosher

Title: Director

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

ADMINISTRATIVE AGENT,
after to giving effect to this Amendment:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Anthony Kell

Name: Anthony Kell

Title: Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

LENDERS: bank of america, n.a.,

as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Jennifer Yan

Name: Jennifer Yan

Title: Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

JPMORGAN CHASE BANK, N.A.,

as a Lender

By: /s/ Jeff Ameen

Name: Jeff Ameen

Title: Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

BMO BANK N.A. (as successor in interest to Bank of the West),

as a Lender

By: /s/ Brian Dosher

Name: Brian Dosher

Title: Director

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

U.S. BANK NATIONAL ASSOCIATION (successor to MUFG Union Bank, N.A), as a Lender

By: /s/ Thomas Lerner

Name: Thomas Lerner

Title: Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT

MONTROSE ENVIRONMENTAL GROUP, INC.

ANNEX I

Bank of America Notice Information

[omitted]